Exhibit 99.1

                  THQ REPORTS FISCAL 2007 FIRST QUARTER RESULTS

    - DISNEY*PIXAR'S CARS & MOTOGP 2006 DRIVE RESULTS AHEAD OF EXPECTATIONS -

    AGOURA HILLS, Calif., July 27, 2006  -- THQ Inc. (Nasdaq:
THQI) today announced financial results for the first quarter of fiscal 2007 and reaffirmed its net sales and EPS guidance for the full fiscal year.

    For the first quarter of fiscal 2007, THQ reported net sales of $138.8 million, which exceeded the company's guidance of $125.0 million, due primarily to better-than-anticipated sales of Disney*Pixar's Cars and MotoGP 2006 videogames. In the first quarter of fiscal 2006, the company reported net sales of $158.0 million.

    The company reported a fiscal 2007 first quarter net loss of $12.1 million, or $0.19 per share, which included equity-based compensation of $0.03 per share, related to the adoption of FAS 123(R). On a non-GAAP basis, excluding equity-based compensation expense, the net loss was $10.5 million, or $0.16 per share. Both GAAP and non-GAAP EPS exceeded the company's previous guidance of a net loss of $0.25 and $0.21 per share, respectively. For the first quarter of fiscal 2006, THQ reported a net loss of $4.0 million, or $0.06 per share. A reconciliation of non-GAAP results to GAAP results is provided in the accompanying financial tables.

    "Among a number of strong-performing titles in the June quarter, Cars was especially noteworthy, with U.S. sales outpacing both Finding Nemo and The Incredibles over a comparable period," said Brian Farrell, THQ president and CEO. "Our internal development teams delivered a great interactive experience based on the film and our sales and marketing teams executed at retail. We expect sales of Cars to continue to drive our upcoming quarterly results as we complete the global roll-out across Europe and Asia this summer and then bring Cars to the Xbox 360 and Nintendo Wii platforms this holiday season."

    Farrell continued, "With the roll-out of Cars overseas and the launch of our key brands on next-generation hardware, we expect to outperform the market in what is widely viewed as a transition year for the industry. Our confidence reflects the strength of THQ's product portfolio, which offers a balance of new original properties for avid gamers on next-generation consoles and Windows PC, including the upcoming Saints Row and Company of Heroes, and multi-platform releases of proven mass-market licensed titles, including games based on Disney*Pixar, WWE and Nickelodeon brands."

    FINANCIAL GUIDANCE
    ------------------

    THQ reaffirmed previous guidance for the 2007 full fiscal year and provided initial guidance for the second fiscal quarter of 2007:

    * For the 2007 fiscal year, the company continues to expect net sales in the range of $900 million to $950 million and net income in the range of $0.90 to $1.00 per diluted share. This excludes forecasted equity-based compensation expense of $0.16 per diluted share.

    * For the second quarter of fiscal 2007, the company expects net sales of approximately $195 million and net income of $0.01 per diluted share. This excludes forecasted equity-based compensation expense of $0.04 per diluted share.

    RECENT DEVELOPMENTS
    -------------------

    * Cars videogames ranked #1 in the US and Australia markets for the month of June 2006, according to the NPD Group, Inc. and GfK Australia

    *  During the June quarter, THQ shipped more than 2 million units of Cars

    * MotoGP 2006 earned the #1 Xbox 360 ranking in the UK, Benelux, France, Germany, Italy and Spain, according to UK Chart-Track, GfK, Media Control and Nielsen sell-through data

    * THQ's games earned numerous accolades at the Electronic Entertainment Expo in May 2006, including Supreme Commander ("Best Strategy Game of E3 2006" by the Game Critics Award Committee), Company of Heroes(TM)
        ("Best Strategy Game of E3 2006" by IGN.com) and MotoGP 2006 ("Best Racing Game of E3 2006" by IGN.com)

    * THQ announced the acquisition of the Stuntman(R) franchise and its developer Paradigm Entertainment studio, along with plans to bring the Stuntman franchise to next-generation systems in fiscal 2008

    * THQ announced the formation of Incinerator Studios, a sister studio to the previously announced Concrete Games studio based in Carlsbad, California

    * Industry veterans Bob Aniello and Gary Rosenfeld joined THQ as senior vice president, worldwide marketing and senior vice president, business development, respectively

    NON-GAAP MEASURES
    -----------------

To supplement THQ's consolidated financial statements presented in accordance with GAAP, THQ provides non-GAAP net income (loss) and non-GAAP net income
(loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

    THQ makes reference to measures of operating income, certain expenses (including sales and marketing, product development, general and administrative), net loss and net loss per share for the first quarter of fiscal 2007, which exclude equity-based compensation to allow for a better comparison of results in the current period to those in prior periods that did not include FAS 123(R) equity-based compensation. THQ's reference to these measures should be considered in addition to results that are presented as consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance and the company's prospects for the future and provide further information for comparative purposes due to the adoption of the new accounting standard FAS 123(R). Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results and business outlook.

    The company believes the non-GAAP measures that exclude equity-based compensation enhance the comparability of results against prior periods. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

    INVESTOR CONFERENCE CALL
    ------------------------

    THQ will host a conference call to discuss fiscal first quarter results today at 5:00 p.m. Eastern/2:00 p.m. Pacific. Please dial (866) 831-5605 or
(617) 213-8851, access code 80964001 to listen to the call or visit the THQ Inc. Investor Relations home page at www.thq.com. The online archive of the broadcast will be available approximately two hours after the live call ends. In addition, a telephonic replay of the conference call will be provided approximately two hours after the live call ends through July 31, 2006, by dialing (888) 286-8010 or (617) 801-6888, access code 22358549.

    ABOUT THQ
    ---------

    THQ Inc. (Nasdaq: THQI) is a leading worldwide developer and publisher of interactive entertainment software. Headquartered in Los Angeles County, California, THQ sells product through its global network of offices located throughout North America, Europe and Asia Pacific. More information about THQ and its products may be found at www.thq.com and www.thqwireless.com. THQ, THQ Wireless, Concrete Games, Incinerator Studios, Paradigm Entertainment, Company of Heroes, Saints Row, Stuntman and their respective logos are trademarks and/or registered trademarks of THQ Inc.

    All other trademarks are trademarks or registered trademarks of their respective owners.

    This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, the company's expectations for revenue and earnings per share for the fiscal 2007 second quarter and full year and for the company's product releases and financial performance in future periods. These forward-looking statements are based on current expectations, estimates and projections about the business of THQ Inc. and its subsidiaries (collectively referred to as "THQ") and are based upon management's beliefs and certain assumptions made by management. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive and technological factors affecting the operations, markets, products, services and pricing of THQ. THQ did not retain nor otherwise influence The NPD Group, Inc., Chart-Track, GfK, Media Control or Nielsen. Unless otherwise required by law, THQ disclaims any obligation to update its view on any such risks or uncertainties or to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors and the information that could materially affect THQ's financial results, described in other documents that THQ files from time to time with the Securities and Exchange Commission, including its Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K for the fiscal period ended March 31, 2006, and particularly the discussion of risk factors that may affect results of operations set forth therein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

    Julie MacMedan
    THQ/Investor Relations
    818/871-5095

    Liz Pieri
    THQ/Media Relations
    818/871-5061

                            THQ INC. AND SUBSIDIARIES
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                        Three Months Ended
                                                             June 30,
                                                     ------------------------
                                                        2006        2005(2)
                                                     ----------    ----------
Net sales                                            $  138,829    $  157,967
Costs and expenses:
   Cost of sales                                         48,991        55,526
   License amortization and royalties                    16,313        13,724
   Software development amortization                     25,291        23,345
   Product development (1)                               26,236        21,120
   Selling and marketing (1)                             26,711        35,959
   Payment to venture partner                               709         1,912
   General and administrative (1)                        15,526        14,185
                                                     ----------    ----------
   Total costs and expenses                             159,777       165,771
                                                     ----------    ----------
Loss from operations                                    (20,948)       (7,804)
   Interest and other income, net                         2,740         2,148
                                                     ----------    ----------
Loss before income taxes and minority interest          (18,208)       (5,656)
   Income taxes                                          (6,009)       (1,753)
                                                     ----------    ----------
Loss before minority interest                           (12,199)       (3,903)
   Minority interest                                         98           (57)
                                                     ----------    ----------
Net loss                                             $  (12,101)   $   (3,960)
                                                     ==========    ==========
Net loss per share - basic                           $    (0.19)   $    (0.06)
                                                     ==========    ==========
Net loss per share - diluted                         $    (0.19)   $    (0.06)
                                                     ==========    ==========
Shares used in per share calculation - basic             64,317        60,929
                                                     ==========    ==========
Shares used in per share calculation - diluted           64,317        60,929
                                                     ==========    ==========

     Share and loss per share data have been restated to reflect our three-for-two stock split for shareholders of record as of August 19, 2005, paid September 1, 2005.

(1)  Supplemental information of equity-based compensation expense included in:

                                                        2006          2005
                                                     ----------    ----------
Product development                                  $      795    $       36
Selling and marketing                                       393            23
General and administrative                                1,908           267
                                                     ----------    ----------
     Total equity-based compensation                 $    3,096    $      326
                                                     ==========    ==========

(2) Certain reclassifications have been made to the prior period's unaudited consolidated statement of operations to conform to the current period presentation.

                            THQ INC. AND SUBSIDIARIES
              RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
                      (In thousands, except per share data)

                                                                    Three Months Ended
                                                                       June 30, 2006
                                                     ------------------------------------------------
                                                         GAAP        Adjustments(a)        Non-GAAP
                                                     ------------    --------------      ------------
Net sales                                            $    138,829    $           --      $    138,829

Costs and expenses:
   Cost of sales                                           48,991                --            48,991
   License amortization and
    royalties                                              16,313                --            16,313
   Software development
    amortization                                           25,291                --            25,291
   Product development                                     26,236              (795)(b)        25,441
   Selling and marketing                                   26,711              (393)(b)        26,318
   Payment to venture partner                                 709                --               709
   General and administrative                              15,526            (1,908)(b)        13,618
                                                     ------------    --------------      ------------
   Total costs and expenses                               159,777            (3,096)          156,681
                                                     ------------    --------------      ------------
Loss from operations                                      (20,948)            3,096           (17,852)
   Interest and other income, net                           2,740                --             2,740
                                                     ------------    --------------      ------------
Loss before income taxes and
 minority interest                                        (18,208)            3,096           (15,112)
   Income taxes                                            (6,009)            1,475(c)         (4,534)
                                                     ------------    --------------      ------------
Loss before minority interest                             (12,199)            1,621           (10,578)
   Minority interest                                           98                --                98
                                                     ------------    --------------      ------------
Net loss                                             $    (12,101)   $        1,621      $    (10,480)
                                                     ============    ==============      ============
Net loss per share - basic                           $      (0.19)                       $      (0.16)
                                                     ============                        ============
Net loss per share - diluted                         $      (0.19)                       $      (0.16)
                                                     ============                        ============
Shares used in per share
 calculation - basic                                       64,317                              64,317
                                                     ============                        ============
Shares used in per share
 calculation - diluted                                     64,317                              64,317
                                                     ============                        ============

Notes:

(a) See explanation above regarding the Company's practice on reporting non-GAAP financial measures.

(b) Equity-based compensation expense recorded under FAS 123(R) in fiscal 2006 and APB 25 in fiscal 2005 (prior to the Company's adoption of FAS 123(R) on April 1, 2006).

(c)  Income tax associated with equity-based compensation.

(d) Certain reclassifications have been made to the prior period's unaudited consolidated statement of operations to conform to the current period presentation.

                            THQ INC. AND SUBSIDIARIES
              RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
                      (In thousands, except per share data)

                                                                    Three Months Ended
                                                                      June 30, 2005
                                                     ------------------------------------------------
                                                       GAAP(d)       Adjustments(a)        Non-GAAP
                                                     ------------    --------------      ------------
Net sales                                            $    157,967    $           --      $    157,967

Costs and expenses:
    Cost of sales                                          55,526                --            55,526
    License amortization and
     royalties                                             13,724                --            13,724
    Software development
     amortization                                          23,345                --            23,345
    Product development                                    21,120               (36)(b)        21,084
    Selling and marketing                                  35,959               (23)(b)        35,936
    Payment to venture partner                              1,912                --             1,912
    General and administrative                             14,185              (267)(b)        13,918
                                                     ------------    --------------      ------------
    Total costs and expenses                              165,771              (326)          165,445
                                                     ------------    --------------      ------------
Loss from operations                                       (7,804)              326            (7,478)
    Interest and other income,
     net                                                    2,148                --             2,148
                                                     ------------    --------------      ------------
Loss before income taxes and
 minority interest                                         (5,656)              326            (5,330)
   Income Taxes                                            (1,753)              125(c)         (1,628)
                                                     ------------    --------------      ------------
Loss before minority interest                              (3,903)              201            (3,702)
Minority interest                                             (57)               --               (57)
                                                     ------------    --------------      ------------
Net loss                                             $     (3,960)   $          201      $     (3,759)
                                                     ============    ==============      ============
Net loss per share - basic                           $      (0.06)                       $      (0.06)
                                                     ============                        ============
Net loss per share - diluted                         $      (0.06)                       $      (0.06)
                                                     ============                        ============
Shares used in per share
 calculation - basic                                       60,929                              60,929
                                                     ============                        ============
Shares used in per share
 calculation - diluted                                     60,929                              60,929
                                                     ============                        ============

Notes:

(a) See explanation above regarding the Company's practice on reporting non-GAAP financial measures.

(b) Equity-based compensation expense recorded under FAS 123(R) in fiscal 2006 and APB 25 in fiscal 2005 (prior to the Company's adoption of FAS 123(R) on April 1, 2006).

(c)  Income tax associated with equity-based compensation.

(d) Certain reclassifications have been made to the prior period's unaudited consolidated statement of operations to conform to the current period presentation.

                            THQ INC. AND SUBSIDIARIES
                      UNAUDITED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                        June 30,     March 31,
                                                          2006         2006
                                                       ----------   ----------
ASSETS
   Cash, cash equivalents and short-term investments   $  303,308   $  371,637
   Accounts receivable, net                                84,983       78,876
   Inventory                                               38,355       28,620
   Licenses                                                23,452       20,849
   Software development                                   112,747       91,843
   Income taxes receivable                                 14,186        6,832
   Prepaid expenses and other current assets               19,029       12,420
                                                       ----------   ----------
      Total current assets                                596,060      611,077
   Property and equipment, net                             37,558       37,485
   Licenses, net of current portion                        56,462       60,623
   Software development, net of current portion            20,683       17,236
   Income taxes receivable, net of current portion         10,273       10,273
   Goodwill                                                93,680       90,872
   Other long-term assets, net                             26,550       23,048
                                                       ----------   ----------
      TOTAL ASSETS                                     $  841,266   $  850,614
                                                       ==========   ==========

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS'
 EQUITY
   Accounts payable                                    $     38,033   $   34,871
   Accrued and other current liabilities                  105,260      109,421
   Deferred income taxes                                    1,973        3,578
                                                       ----------   ----------
      Total current liabilities                           145,266      147,870
   Other long-term liabilities                             60,980       60,323
   Deferred income taxes, net of current portion           10,272       10,272
   Minority interest                                        1,305        11,34
   Common stock                                               642          642
   Additional paid-in capital                             401,820      397,693
   Accumulated other comprehensive income                  10,975       10,367
   Retained earnings                                      210,006      222,107
                                                       ----------   ----------
      Total stockholders' equity                          623,443      630,809
                                                       ----------   ----------
      TOTAL LIABILITIES, MINORITY INTEREST AND
       STOCKHOLDERS' EQUITY                            $  841,266   $  850,614
                                                       ==========   ==========

                            THQ INC. AND SUBSIDIARIES
                  UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

                                                         Three Months Ended
                                                               June 30,
                                                       -----------------------
                                                          2006         2005
                                                       ----------   ----------
Platform Revenue Mix
Consoles
   Sony PlayStation 2                                        25.7%        38.2%
   Microsoft Xbox                                             5.8         27.2
   Microsoft Xbox 360                                         8.6          0.0
   Nintendo Game Cube                                         8.4          2.1
                                                       ----------   ----------
                                                             48.5         67.5
                                                       ----------   ----------
Handheld
   Nintendo Game Boy Advance                                 14.8         16.9
   Nintendo Dual Screen                                       9.2           --
   Sony PlayStation Portable                                  7.9           --
   Wireless                                                   5.5          6.5
                                                       ----------   ----------
                                                             37.4         23.4
                                                       ----------   ----------

PC                                                           13.8          8.9
Other                                                         0.3          0.2
                                                       ----------   ----------
                                                            100.0%       100.0%
                                                       ==========   ==========

Geographic Revenue Mix
Domestic                                                     59.7%        54.6%
Foreign                                                      40.3         45.4
                                                       ----------   ----------
                                                            100.0%       100.0%
                                                       ==========   ==========

SOURCE  THQ Inc.
    -0-                             07/27/2006
    /CONTACT: Investor Relations, Julie MacMedan, +1-818-871-5095, or Media Relations, Liz Pieri, +1-818-871-5061, both of THQ Inc./
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             AP Archive:  http://photoarchive.ap.org
             PRN Photo Desk, photodesk@prnewswire.com /
    /Web site:  http://www.thq.com /